UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2005

SCHICK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

State of Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-00 47th Avenue
Long Island City, New York 11101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if
 Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. AMENDMENT TO A MATERIAL DEFINITIVE AGREEMENT

Schick Technologies, Inc. (the “Company”), entered into a definitive Exchange Agreement, dated September 25, 2005, to combine with Sirona Holding GmbH (“Sirona”).

The transaction is structured as a stock-for-stock tax free exchange in which the Company will issue Sirona’s parent company 36,972,480 shares of Schick common stock in exchange for (1) all of the issued and outstanding shares of Sirona and (2) a promissory note issued by Sirona to its parent company in the original principal amount of EUR 150,992,464. On a diluted basis, Sirona’s owners will own approximately two-thirds of the combined entity and the Company’s current stockholders will own the remainder. The Company’s stockholders will receive a $2.50 per share cash dividend, which will be declared prior to closing.

The transaction has been unanimously approved by both companies’ Boards of Directors and is expected to close by April 30, 2006. It is subject to approval by Schick’s stockholders, clearance by appropriate regulatory agencies and other customary closing conditions, including preparation of Sirona’s German financial statements in accordance with United States generally accepted accounting principles.

A copy of the definitive agreement between the Company and Sirona is attached hereto as Exhibit 99.1.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information in Item 1.01 above is incorporated herein by reference. The shares of the Company are being offered to Sirona’s parent company pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 7.01. REGULATION FD DISCLOSURE

On September 26, 2005, the Company issued a press release announcing that it had entered into an Exchange Agreement to combine with Sirona. A copy of the press release is attached hereto as Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated into future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Exhibit 99.1: Exchange Agreement by and among Sirona Holdings Luxco S.C.A., Blitz 05-118 GmbH, and Schick Technologies, Inc., dated September 25, 2005.

          Exhibit 99.2: Press Release, dated September 26, 2005, issued by Schick Technologies, Inc.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHICK TECHNOLOGIES, INC.

(Registrant)

Date: September 26, 2005
	By: /s/	Zvi N. Raskin

Zvi N. Raskin
Secretary and General Counsel